UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2016

SUMMIT HOTEL PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation or Organization)	001-35074 (Commission File Number)	27-2962512 (I.R.S. Employer Identification No.)

12600 Hill Country Boulevard, Suite R-100
Austin, Texas 78738
(Address of Principal Executive Offices) (Zip Code)

(512) 538-2300
(Registrants’ telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Extension of Closing Date of Purchase Agreement

As previously disclosed by Summit Hotel Properties, Inc. (“Summit”) in a Current Report on 8-K filed on February 16, 2016, Summit Hotel OP, LP, the operating partnership of Summit and certain affiliated entities (collectively, the “Company”) and American Realty Capital Hospitality Portfolio SMT ALT, LLC (“ARCH Purchaser”), an affiliate of American Realty Capital Hospitality Trust, Inc. (“ARCH”) entered into a letter agreement (the “Reinstatement Agreement”) to reinstate the Real Estate Purchase and Sale Agreement, dated as of June 2, 2015, (the “Purchase Agreement”) in its entirety, except as modified by the Reinstatement Agreement.

Pursuant to the Purchase Agreement, the ARCH Purchaser has the right to acquire from the Company fee simple interests in the eight hotels listed below containing a total of 741 guestrooms for an aggregate purchase price of $77.2 million with a closing that was required to occur by December 30, 2016.

Hotel	Location	Number of Rooms
Residence Inn	Jackson, MS	100
Courtyard by Marriott	Germantown, TN	93
Courtyard by Marriott	Jackson, MS	117
Fairfield Inn & Suites	Germantown, TN	80
Residence Inn	Germantown, TN	78
Staybridge Suites	Ridgeland, MS	92
Homewood Suites	Ridgeland, MS	91
Courtyard by Marriott	El Paso, TX	90
		741

On December 30, 2016, the Company and the ARCH Purchaser entered into a letter agreement to extend the required closing date of the Purchase Agreement to January 10, 2017.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Letter Agreement, dated as of December 30, 2016, by and among Summit Hotel OP, LP and certain affiliated entities, and American Realty Capital Hospitality Portfolio SMT ALT, LLC.

Forward Looking Statements

The Current Report on Form 8-K contains statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are based upon the Company’s expectations and are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. These statements relate to, among other things, the Company’s pending sale of the remaining eight hotels to the ARCH Purchaser pursuant to the Purchase Agreement. No assurances can be given that the sale of the remaining eight hotels to the ARCH Purchaser pursuant to the Purchase Agreement will be completed when expected, on the terms described or at all. The completion of the sale of the remaining eight hotels pursuant to the Purchase Agreement is subject to certain conditions, which are beyond the control of the Company, including, without limitation, general economic conditions, market conditions and other factors, including those set forth in the Risk Factors section of the Company’s periodic reports and other documents filed with the Securities and Exchange Commission (the “SEC”). Copies are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements after the date of this Current Report on Form 8-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT HOTEL PROPERTIES, INC.

	By:	/s/ Christopher R. Eng
Christopher R. Eng
Executive Vice President, General Counsel,
Date: January 6, 2017		Chief Risk Officer and Secretary

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Letter Agreement, dated as of December 30, 2016, by and among Summit Hotel OP, LP and certain affiliated entities, and American Realty Capital Hospitality Portfolio SMT ALT, LLC.

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